SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2011

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.

NV Energy, Inc. (the “Company”) held its annual meeting of shareholders on May 3, 2011. Each matter voted upon at the meeting and the results of the voting on each such matter are presented below.

Item 1 – Election of six (6)  Directors to serve until the Company’s 2012 annual meeting.

Director	Votes For	Votes Withheld	Broker Non-Votes
Joseph B. Anderson, Jr.	169,733,041	30,653,083	17,587,853
Glenn C. Christenson	199,368,489	1,017,635	17,587,853
Brian J. Kennedy	199,651,446	734,678	17,587,853
John F. O’Reilly	184,576,574	15,809,550	17,587,853
Philip G. Satre	199,481,637	904,487	17,587,853
Michael W. Yackira	199,343,515	1,042,609	17,587,853

Messrs. Anderson, Christenson, Kennedy, O’Reilly, Satre and Yackira were elected.

Item 2 – Advisory vote on the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,251,148	3,738,099	396,877	17,587,853

The advisory vote on the Company’s executive compensation was approved.

Item 3 – Advisory vote on the frequency of advisory vote on the Company’s executive compensation.

Votes For 1 year option	Votes For 2 year option	Votes For 3 year option	Abstentions	Broker Non-Votes
170,483,015	3,686,167	25,814,608	402,334	17,587,853

Option of “1 year” on the frequency of advisory vote on the Company’s executive compensation was approved.

Item 4 – Proposal to amend the material terms of the performance goals in the Company’s Restated Executive Long Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,744,127	18,342,719	299,278	17,587,853

The amendments to the Company’s Restated Executive Long Term Incentive Plan were approved.

Item 5 – Proposal to Amend the Company’s Articles of Incorporation to reduce super-majority vote required for amending article on director election and removals.

Votes For	Votes Against	Abstentions
215,462,010	2,166,360	345,607

The amendment to the Company’s Articles of Incorporation was approved.

Item 6 – Proposal to Amend the Company’s Articles of Incorporation to reduce super-majority vote requirements in the “fair price” provisions.

Votes For	Votes Against	Abstentions
215,429,115	2,150,288	394,574

The amendment to the Company’s Articles of Incorporation was approved.

Item 7 – Ratification of the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for 2011.

Votes For	Votes Against	Abstentions
216,130,950	1,583,886	259,141

The selection of Deloitte & Touche LLP was ratified.

Item 8 – Shareholder proposal related to majority voting for directors to be included in the Company’s By-Laws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,170,233	70,917,230	298,661	17,587,853

The shareholder proposal passed.

Item 9 – Shareholder proposal to amend the Company’s By-Laws to allow 15% of shareholders to call a special meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,822,827	78,222,599	1,340,698	17,587,853

The shareholder proposal passed.

Item 10 – Shareholder proposal for the Company to adopt a policy requiring the Company’s senior executives to hold equity compensation through the termination of such executive’s employment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,820,482	149,999,343	566,299	17,587,853

The shareholder proposal failed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: May 4, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer